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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JULY 23, 2003



                           GRAFTECH INTERNATIONAL LTD.
             (Exact Name of Registrant as Specified in its Charter)



           DELAWARE                      1-13888                06-1385548
        (State or Other         (Commission File Number)     (I.R.S. Employee
Jurisdiction of Incorporation)                            Identification Number)



    BRANDYWINE WEST, 1521 CONCORD PIKE, SUITE 301, WILMINGTON, DELAWARE 19803
          (Address of Principal Executive Offices, including Zip Code)



        Registrant's Telephone Number, including Area Code: 302-778-8227




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 9.    REGULATION FD DISCLOSURE.

         GrafTech International Ltd. (the "Corporation") hereby incorporates by reference the contents of the press release, dated July 24, 2003, announcing its financial results for the 2003 second quarter. A copy of this press release is furnished herewith as Exhibit 99.1. This information is also being furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition", in accordance with the interim guidance set forth in SEC Release No. 33-8216.

         The Corporation hereby incorporates by reference the contents of the press release, dated July 23, 2003, announcing certain graphite electrode price increases. A copy of this press release is furnished herewith as Exhibit 99.2.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    GRAFTECH INTERNATIONAL LTD.


Date:  July 24, 2003                By:  /s/ Corrado F. De Gasperis
                                         ---------------------------------------
                                         Corrado F. De Gasperis
                                         Vice President, Chief Financial Officer
                                          and Chief Information Officer


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                                  EXHIBIT INDEX


99.1       Press Release of GrafTech International Ltd. dated July 24, 2003.

99.2       Press Release of GrafTech International Ltd. dated July 23, 2003.